UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 18, 2019
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On January 18, 2019, Dell Technologies Inc., the controlling stockholder of VMware, Inc. (“VMware”), provided the consent of its wholly owned subsidiaries EMC Corporation and VMW Holdco, the sole Class B common stockholders of VMware, to the aggregate size of VMware’s fiscal year 2020 equity grants until such time that VMware’s aggregate equity pool for the full fiscal year 2020 is approved in accordance with VMware’s Amended and Restated Certificate of Incorporation. The action was taken by written consent pursuant to Section 228 of the Delaware General Corporation Law. VMware’s 2017 equity grants will be issued from the VMware 2007 Equity and Incentive Plan share reserve previously approved by VMware’s stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 22, 2018

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President and Assistant Secretary